EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1998 incorporated by reference in Coda Music Technology, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                                    ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
May 18, 1998